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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 9, 1999


                                WFS FINANCIAL INC
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                    33-93068                 33-0291646
(State or other jurisdiction        Commission File            IRS Employer
      of incorporation)                 Number             Identification Number


                23 PASTEUR
           IRVINE, CALIFORNIA                                   92618-3816
(Address of principal executive offices)                        (Zip Code)


                                 (949) 727-1000
              (Registrant's telephone number, including area code)

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ITEM 5: Other Events

        a.  List of documents filed as a part of this report:

            Exhibit 99.1 - WFS Financial Inc's News Release of March 29, 1999


                                          WFS FINANCIAL INC
                                          a California Corporation

Dated: April 09, 1999                     /s/ Lee A. Whatcott
                                          ------------------------------------
                                          Lee A. Whatcott
                                          Executive Vice President (Principal
                                          Financial and Accounting Officer)
                                          and Chief Financial Officer